UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02809

Name of Fund:	BlackRock Advantage SMID Cap Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Advantage SMID Cap Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2022

Date of reporting period: 09/30/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

SEPTEMBER 30, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Advantage SMID Cap Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of September 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a brisk pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	9.18%	30.00%

U.S. small cap equities (Russell 2000® Index)	(0.25)	47.68

International equities (MSCI Europe, Australasia, Far East Index)	4.70	25.73

Emerging market equities (MSCI Emerging Markets Index)	(3.45)	18.20

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.07

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.92	(6.22)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.88	(0.90)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.24	2.71

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.65	11.27

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2021	BlackRock Advantage SMID Cap Fund, Inc.

Investment Objective

BlackRock Advantage SMID Cap Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2021, the Fund outperformed its benchmark, the Russell 2500TM Index.

What factors influenced performance?

The Fund performed well during the period despite volatile swings in the macroeconomic and market environment. Early in the period, U.S. stocks advanced as COVID-19 vaccine rollouts supported a broader economic reopening. The removal of pandemic-related restrictions prompted a sharp rise in business activity levels, with inflation measures hitting a multi-year high in June 2021. In response, the Fed signaled a less accommodative monetary policy stance, which led to a reversal of the pro-value trends that had prevailed earlier in the year and helped growth styles regain their market leadership. This preference for secular, high-quality growth stocks persisted through the summer months as markets reached new highs. However, a sharp rotation in September 2021 back toward value resulted in a market pullback, driven by concerns about supply chain issues and inflationary pressures. This weighed particularly on small-cap stocks, which lagged large-cap stocks as economic expectations faltered. Increased volatility across asset classes came partially because of the most recent Fed monetary policy meeting, at which the central bank announced plans to taper bond purchases. Yields quickly rose, and energy supply shortages in Europe caused additional inflationary pressures and prompted a sharp rise in commodity prices globally. The regulatory backdrop in China, along with concerns about high real-estate debt levels, also hurt market sentiment and dampened global growth forecasts.

The most significant contributors to the Fund’s relative performance were sentiment-based measures, which were able to position the Fund correctly in the evolving market environment. Faster-moving trend-based measures that evaluate company conference call transcripts and track search trends were key contributors. A measure that predicts future fundamental performance performed well as the market focus shifted toward corporate financial results early in the period. Additionally, the Fund successfully used signals designed to measure company sensitivity to supply chain disruptions, most notably through its overweight position to software stocks. Elsewhere, insights with a preference toward less highly levered stocks benefited relative performance in the volatile market. These insights led the Fund to take an underweight position in pharmaceuticals stocks, which was additive.

By contrast, the Fund’s fundamental insights were the primary detractors from performance. Fundamental environmental, social and governance-related measures struggled as they ran counter to the value style rotation near the end of the period. In particular, the Fund’s environmental transition-related insights came under pressure as commodity prices climbed sharply. Insights that look at tax inequities, employee benefits, and carbon efficiency also detracted from performance. Elsewhere within fundamentals, a quality-based insight that prefers founder-led companies performed poorly as its preference for growth-oriented stocks struggled during the market rotation. Despite providing ballast to the Fund near the end of the period, growth-oriented valuation measures, such as evaluations of research and development expenditures, detracted early in the period.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major drivers of return during the period. However, there were several new stock selection insights added to the Fund. The Fund built upon its existing alternative data capabilities by adding an insight capturing brand sentiment from consumers, most notably around retail names. Additionally, given the dynamic nature of the current market environment, the Fund instituted enhanced signal constructs to identify emerging trends, such as sentiment surrounding supply chain disruptions and wage inflation.

Describe portfolio positioning at period end.

From a sector positioning perspective, relative to the Russell 2500TM Index, the Fund’s positioning remained largely sector neutral. The Fund maintained slight overweight positions to consumer discretionary and utility stocks, and maintained slight underweight positions in the consumer staples and real estate sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2021 (continued)	BlackRock Advantage SMID Cap Fund, Inc.

Performance Summary for the Period Ended September 30, 2021

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.30%	23.18%	N/A	13.43%	N/A	14.46%	N/A
Investor A	3.16	22.86	16.41%	13.14	11.93%	14.18	13.56%
Investor C	2.75	21.94	21.29	12.28	12.28	13.43	13.43
Class K	3.31	23.21	N/A	13.45	N/A	14.47	N/A
Class R	3.07	22.56	N/A	12.85	N/A	13.86	N/A
Russell 2500TM Index(c)	2.61	45.03	N/A	14.25	N/A	15.27	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. small and medium capitalization companies, and derivatives that have similar economic characteristics to such securities. The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 2500™ Index. The Fund’s total returns for the period between December 15, 2017 and February 8, 2021 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Advantage U.S. Total Market Fund, Inc.” The Fund’s total returns for the period prior to December 15, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Value Opportunities Fund, Inc.”

(c)	An index that measures the performance of the small to mid-cap segment of the U.S. equity universe.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,033.00	$ 2.45		$ 1,000.00	$ 1,022.66	$ 2.44		0.48%
Investor A	1,000.00	1,031.60	3.72		1,000.00	1,021.41	3.70		0.73
Investor C	1,000.00	1,027.50	7.52		1,000.00	1,017.65	7.49		1.48
Class K	1,000.00	1,033.10	2.19		1,000.00	1,022.91	2.18		0.43
Class R	1,000.00	1,030.70	4.99		1,000.00	1,020.15	4.96		0.98

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2021 (continued)	BlackRock Advantage SMID Cap Fund, Inc.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Snap-on, Inc.	1%
SiteOne Landscape Supply, Inc.	1
Reliance Steel & Aluminum Co.	1
Voya Financial, Inc.	1
Repligen Corp.	1
Wintrust Financial Corp.	1
Stifel Financial Corp.	1
Silicon Laboratories, Inc.	1
Bruker Corp.	1
Life Storage, Inc.	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Information Technology	17%
Industrials	17
Health Care	15
Financials	15
Consumer Discretionary	13
Real Estate	7
Energy	4
Materials	4
Utilities	3
Communication Services	2
Consumer Staples	2
Short-Term Securities	1

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on April 1, 2021 and held through September 30, 2021) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Schedule of Investments (unaudited) September 30, 2021	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.2%
Aerojet Rocketdyne Holdings, Inc.	4,089	$178,076
Astronics Corp.(a)	12,742	179,153
Axon Enterprise, Inc.(a)	13,112	2,294,862
Mercury Systems, Inc.(a)	34,927	1,656,238
PAE, Inc.(a)	3,689	22,060

		4,330,389

Air Freight & Logistics — 0.2%
Echo Global Logistics, Inc.(a)	1,503	71,708
Hub Group, Inc., Class A(a)	7,524	517,275

		588,983

Airlines — 0.9%
Alaska Air Group, Inc.(a)	52,926	3,101,464

Auto Components — 1.1%
BorgWarner, Inc.	72,683	3,140,633
Cooper-Standard Holdings, Inc.(a)	8,665	189,850
LCI Industries	4,664	627,914

		3,958,397

Banks — 5.0%
Bank of Hawaii Corp.	50,899	4,182,371
Bank OZK	4,246	182,493
BankFinancial Corp.	6,721	77,157
Capital City Bank Group, Inc.	1,564	38,693
CIT Group, Inc.	931	48,365
Citizens & Northern Corp.	2,187	55,244
Commerce Bancshares, Inc.	1,193	83,128
Cullen/Frost Bankers, Inc.	2,952	350,166
Eagle Bancorp Montana, Inc.	1,756	39,282
First Busey Corp.	2,855	70,319
First Business Financial Services, Inc.	1,681	48,262
First Interstate BancSystem, Inc., Class A	44,489	1,791,127
First Northwest Bancorp	4,537	79,670
First Western Financial, Inc.(a)	61	1,768
Heartland Financial USA, Inc.	17,022	818,418
HomeTrust Bancshares, Inc.	5,935	166,061
Independent Bank Corp.	13,100	281,388
Investar Holding Corp.	1,354	29,815
Lakeland Bancorp, Inc.	9,334	164,558
Level One Bancorp, Inc.	6,604	194,290
Macatawa Bank Corp.	10,241	82,235
Mercantile Bank Corp.	5,174	165,723
Mid Penn Bancorp, Inc.	293	8,072
Midland States Bancorp, Inc.	12,782	316,099
Oak Valley Bancorp	837	14,873
OceanFirst Financial Corp.	16,106	344,829
Peapack-Gladstone Financial Corp.	3,906	130,304
Republic First Bancorp, Inc.(a)	57,771	177,935
Signature Bank	388	105,645
TriState Capital Holdings, Inc.(a)	10,425	220,489
Umpqua Holdings Corp.	48,058	973,175
United Security Bancshares	1,779	14,232
Wintrust Financial Corp.	54,268	4,361,519
Zions Bancorp NA	39,441	2,441,004

		18,058,709

Beverages — 0.0%
Brown-Forman Corp., Class B	1,959	131,273
NewAge, Inc.(a)	11,190	15,554

		146,827

Security	Shares	Value

Biotechnology — 4.5%
Adamas Pharmaceuticals, Inc.(a)	6,803	$33,403
Agenus, Inc.(a)	36,789	193,142
Akebia Therapeutics, Inc.(a)	78,381	225,737
Akouos, Inc.(a)	2,192	25,449
Alector, Inc.(a)(b)	5,742	131,032
Allogene Therapeutics, Inc.(a)	2,062	52,993
Applied Therapeutics, Inc.(a)(b)	3,395	56,357
Arcutis Biotherapeutics, Inc.(a)	4,617	110,300
Atara Biotherapeutics, Inc.(a)	17,515	313,519
Beyondspring, Inc.(a)	12,040	189,750
BioCryst Pharmaceuticals, Inc.(a)	4,855	69,766
Biogen, Inc.(a)	1,427	403,827
Black Diamond Therapeutics, Inc.(a)	7,711	65,235
Bridgebio Pharma, Inc.(a)	24,380	1,142,691
C4 Therapeutics, Inc.(a)	1,407	62,865
Cabaletta Bio, Inc.(a)	2,897	35,228
Denali Therapeutics, Inc.(a)	9,241	466,208
Enochian Biosciences, Inc.(a)(b)	11,004	74,057
Exelixis, Inc.(a)	132,312	2,797,076
Foghorn Therapeutics, Inc.(a)	5,132	71,489
Frequency Therapeutics, Inc.(a)	8,879	62,686
G1 Therapeutics, Inc.(a)	5,048	67,744
Galera Therapeutics, Inc.(a)	5,796	46,948
GlycoMimetics, Inc.(a)	8,547	18,718
Heron Therapeutics, Inc.(a)	3,131	33,470
Infinity Pharmaceuticals, Inc.(a)	9,578	32,757
Inovio Pharmaceuticals, Inc.(a)	9,407	67,354
Inozyme Pharma, Inc.(a)	3,382	39,197
Intellia Therapeutics, Inc.(a)	2,926	392,523
Invitae Corp.(a)	5,009	142,406
Karyopharm Therapeutics, Inc.(a)	78,114	454,624
Kiniksa Pharmaceuticals Ltd., Class A(a)	15,536	176,955
Metacrine, Inc.(a)	10,531	36,121
Mirum Pharmaceuticals, Inc.(a)	7,920	157,766
Moderna, Inc.(a)	1,098	422,576
Natera, Inc.(a)	17,517	1,952,095
NextCure, Inc.(a)	13,482	90,869
Novavax, Inc.(a)	1,282	265,771
Oncorus, Inc.(a)	2,294	21,426
OPKO Health, Inc.(a)	33,982	124,034
Oyster Point Pharma, Inc.(a)	2,997	35,514
Passage Bio, Inc.(a)	9,854	98,146
PhaseBio Pharmaceuticals, Inc.(a)	12,789	39,774
PMV Pharmaceuticals, Inc.(a)	2,578	76,824
Poseida Therapeutics, Inc.(a)	24,301	177,154
Precision BioSciences, Inc.(a)	5,141	59,327
PTC Therapeutics, Inc.(a)	4,621	171,947
Puma Biotechnology, Inc.(a)	4,939	34,622
Sage Therapeutics, Inc.(a)	2,431	107,718
Sarepta Therapeutics, Inc.(a)	11,366	1,051,128
Solid Biosciences, Inc.(a)	10,839	25,905
Sorrento Therapeutics, Inc.(a)	21,700	165,571
Spruce Biosciences, Inc.(a)	690	4,147
SQZ Biotechnologies Co.(a)	1,031	14,867
Sutro Biopharma, Inc.(a)	8,990	169,821
Taysha Gene Therapies, Inc.(a)	4,256	79,247
Twist Bioscience Corp.(a)	348	37,226
Ultragenyx Pharmaceutical, Inc.(a)	8,974	809,365
United Therapeutics Corp.(a)	1,741	321,354
UroGen Pharma Ltd.(a)	2,783	46,810
Veracyte, Inc.(a)	14,319	665,118
Vertex Pharmaceuticals, Inc.(a)	4,136	750,229

8	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Vincerx Pharma, Inc.(a)	7,418	$119,949
Vir Biotechnology, Inc.(a)(b)	2,304	100,270
X4 Pharmaceuticals, Inc.(a)	10,021	53,011

		16,341,208

Building Products — 3.2%
A O Smith Corp.	11,850	723,680
Allegion PLC	5,736	758,184
Builders FirstSource, Inc.(a)	29,878	1,545,888
Lennox International, Inc.	9,706	2,855,214
Owens Corning	46,365	3,964,207
Trex Co., Inc.(a)	15,705	1,600,811

		11,447,984

Capital Markets — 1.8%
AssetMark Financial Holdings, Inc.(a)	80	1,990
Donnelley Financial Solutions, Inc.(a)	6,407	221,810
Hamilton Lane, Inc., Class A	1,221	103,565
Houlihan Lokey, Inc.	1,475	135,848
Invesco Ltd.	38,455	927,150
Morningstar, Inc.	1,275	330,263
Stifel Financial Corp.	63,864	4,340,197
Virtus Investment Partners, Inc.	1,675	519,786

		6,580,609

Chemicals — 1.6%
Amyris, Inc.(a)	7,863	107,959
Avient Corp.	15,583	722,272
Hawkins, Inc.	4,112	143,427
HB Fuller Co.	35,326	2,280,646
Trinseo SA	7,658	413,379
Valvoline, Inc.	65,965	2,056,789

		5,724,472

Commercial Services & Supplies — 0.4%
Cimpress PLC(a)	1,734	150,563
IAA, Inc.(a)	16,326	890,910
Kimball International, Inc., Class B	8,166	91,459
Matthews International Corp., Class A	4,907	170,224
Quad/Graphics, Inc.(a)	13,209	56,138
Steelcase, Inc., Class A	12,717	161,252

		1,520,546

Communications Equipment — 0.7%
Applied Optoelectronics, Inc.(a)	7,689	55,207
Calix, Inc.(a)	8,713	430,683
Ciena Corp.(a)	923	47,396
Juniper Networks, Inc.	66,409	1,827,576

		2,360,862

Construction & Engineering — 1.1%
EMCOR Group, Inc.	26,543	3,062,531
MasTec, Inc.(a)	4,683	404,049
Primoris Services Corp.	16,377	401,073
Quanta Services, Inc.	1,336	152,064

		4,019,717

Consumer Finance — 1.6%
Ally Financial, Inc.	72,791	3,715,981
OneMain Holdings, Inc.	27,876	1,542,379
PROG Holdings, Inc.	5,206	218,704
Upstart Holdings, Inc.(a)	711	224,989

		5,702,053

Containers & Packaging — 0.8%
Sealed Air Corp.	52,159	2,857,792

Security	Shares	Value

Distributors — 0.0%
Pool Corp.	155	$67,334

Diversified Consumer Services — 2.3%
2U, Inc.(a)	47,287	1,587,425
Chegg, Inc.(a)	49,620	3,375,152
Duolingo, Inc.(a)	561	93,328
H&R Block, Inc.	50,708	1,267,700
Service Corp. International	29,920	1,802,979
Terminix Global Holdings, Inc.(a)	5,843	243,478

		8,370,062

Diversified Financial Services — 1.2%
Voya Financial, Inc.	73,668	4,522,478

Diversified Telecommunication Services — 0.4%
Bandwidth, Inc., Class A(a)	13,121	1,184,564
Radius Global Infrastructure, Inc., Class A(a)	9,617	157,045

		1,341,609

Electric Utilities — 1.3%
OGE Energy Corp.	48,276	1,591,177
Pinnacle West Capital Corp.	5,285	382,422
Portland General Electric Co.	54,823	2,576,133

		4,549,732

Electrical Equipment — 0.5%
Bloom Energy Corp., Class A(a)	19,176	358,975
nVent Electric PLC	5,877	190,003
Plug Power, Inc.(a)	22,357	570,998
Sunrun, Inc.(a)	18,099	796,356

		1,916,332

Electronic Equipment, Instruments & Components — 1.5%
Avnet, Inc.	65,870	2,435,214
Benchmark Electronics, Inc.	3,834	102,406
ePlus, Inc.(a)	2,469	253,344
FARO Technologies, Inc.(a)	1,679	110,495
Littelfuse, Inc.	6,781	1,853,044
OSI Systems, Inc.(a)	978	92,714
PAR Technology Corp.(a)	1,963	120,744
ScanSource, Inc.(a)	11,083	385,578

		5,353,539

Energy Equipment & Services — 1.4%
ChampionX Corp.(a)	9,776	218,591
Newpark Resources, Inc.(a)	47,376	156,341
NOV, Inc.(a)	166,773	2,186,394
Oceaneering International, Inc.(a)	41,446	552,061
ProPetro Holding Corp.(a)	39,935	345,438
Schlumberger NV	47,455	1,406,566
Seadrill Ltd.(a)	74	16
TechnipFMC PLC(a)	16,522	124,411
U.S. Silica Holdings, Inc.(a)	20,043	160,143

		5,149,961

Entertainment — 0.6%
AMC Entertainment Holdings, Inc., Class A(a)	5,146	195,857
Cinemark Holdings, Inc.(a)	71,820	1,379,662
IMAX Corp.(a)	9,616	182,512
Lions Gate Entertainment Corp., Class A(a)	4,019	57,030
Zynga, Inc., Class A(a)	32,133	241,961

		2,057,022

Equity Real Estate Investment Trusts (REITs) — 6.7%
Alexander & Baldwin, Inc.	32,465	760,980
Alpine Income Property Trust, Inc.	6,880	126,386
Ashford Hospitality Trust, Inc.(a)	7,412	109,105

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) September 30, 2021	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Boston Properties, Inc.	8,613	$933,218
Braemar Hotels & Resorts, Inc.(a)	142,203	689,684
Brixmor Property Group, Inc.	36,938	816,699
Camden Property Trust	4,810	709,331
Clipper Realty, Inc.	6,618	53,606
CorEnergy Infrastructure Trust, Inc.	19,392	85,907
CorePoint Lodging, Inc.(a)	60,455	937,052
CubeSmart	1,133	54,894
Douglas Emmett, Inc.	104,276	3,296,164
First Industrial Realty Trust, Inc.	80,190	4,176,295
Kilroy Realty Corp.	42,164	2,791,678
Life Storage, Inc.	36,549	4,193,632
Postal Realty Trust, Inc., Class A	4,165	77,636
Retail Value, Inc.	12,236	322,174
Simon Property Group, Inc.	8,063	1,047,948
VICI Properties, Inc.	90,705	2,576,929
Welltower, Inc.	8,379	690,430

		24,449,748

Food & Staples Retailing — 0.8%
Andersons, Inc.	241	7,430
BJ’s Wholesale Club Holdings, Inc.(a)	3,296	181,016
Casey’s General Stores, Inc.	4,746	894,384
Chefs’ Warehouse, Inc.(a)	5,342	173,989
Performance Food Group Co.(a)	25,475	1,183,568
PriceSmart, Inc.	1,154	89,493
Rite Aid Corp.(a)	14,363	203,955
Sysco Corp.	2,169	170,266

		2,904,101

Food Products — 0.6%
Beyond Meat, Inc.(a)	5,763	606,613
Bunge Ltd.	2,783	226,314
Freshpet, Inc.(a)	4,967	708,741
McCormick & Co., Inc.	1,395	113,037
Mission Produce, Inc.(a)	2,342	43,046
Seneca Foods Corp., Class A(a)	2,710	130,676
Vital Farms, Inc.(a)	24,208	425,335

		2,253,762

Gas Utilities — 1.3%
Brookfield Infrastructure Corp., Class A	2,268	135,808
Southwest Gas Holdings, Inc.	21,152	1,414,645
UGI Corp.	73,319	3,124,856

		4,675,309

Health Care Equipment & Supplies — 3.3%
Accuray, Inc.(a)	27,355	108,052
AtriCure, Inc.(a)	810	56,335
DENTSPLY SIRONA, Inc.	1,457	84,579
Globus Medical, Inc., Class A(a)	24,965	1,912,818
Haemonetics Corp.(a)	39,370	2,779,128
Heska Corp.(a)	1,752	452,962
Hill-Rom Holdings, Inc.	2,056	308,400
ICU Medical, Inc.(a)	4,831	1,127,459
Inogen, Inc.(a)	850	36,626
Integer Holdings Corp.(a)	768	68,613
Natus Medical, Inc.(a)	7,720	193,618
Nevro Corp.(a)	9,086	1,057,429
OraSure Technologies, Inc.(a)(b)	7,518	85,029
Penumbra, Inc.(a)	2,733	728,344
Shockwave Medical, Inc.(a)	2,743	564,729
Sientra, Inc.(a)	10,446	59,856

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Sight Sciences, Inc.(a)(b)	1,874	$42,540
Tandem Diabetes Care, Inc.(a)	19,386	2,314,301

		11,980,818

Health Care Providers & Services — 1.7%
1Life Healthcare, Inc.(a)	28,847	584,152
Cardinal Health, Inc.	12,965	641,249
HealthEquity, Inc.(a)	1,560	101,026
LHC Group, Inc.(a)	19,109	2,998,393
Molina Healthcare, Inc.(a)	3,139	851,642
Patterson Cos., Inc.	20,981	632,367
Progyny, Inc.(a)	5,459	305,704

		6,114,533

Health Care Technology — 0.5%
Allscripts Healthcare Solutions, Inc.(a)	19,635	262,520
American Well Corp., Class A(a)	10,300	93,833
Doximity, Inc., Class A(a)	4,941	398,739
Omnicell, Inc.(a)	6,181	917,446
Phreesia, Inc.(a)	1,443	89,033
Vocera Communications, Inc.(a)	2,554	116,871

		1,878,442

Hotels, Restaurants & Leisure — 2.0%
Accel Entertainment, Inc.(a)	8,961	108,786
Dine Brands Global, Inc.(a)	5,099	414,090
Dutch Bros, Inc., Class A(a)	944	40,894
International Game Technology PLC(a)	102,237	2,690,878
Penn National Gaming, Inc.(a)	6,376	462,005
PlayAGS, Inc.(a)	6,553	51,638
Shake Shack, Inc., Class A(a)	26,271	2,061,223
Wingstop, Inc.	9,049	1,483,402

		7,312,916

Household Durables — 1.7%
Casper Sleep, Inc.(a)	19,117	81,630
GoPro, Inc., Class A(a)	9,097	85,148
Green Brick Partners, Inc.(a)	25,118	515,421
iRobot Corp.(a)	20,615	1,618,278
LGI Homes, Inc.(a)	18,587	2,637,681
Meritage Homes Corp.(a)	12,406	1,203,382

		6,141,540

Household Products — 0.2%
Central Garden & Pet Co., Class A(a)	17,015	731,645

Independent Power and Renewable Electricity Producers — 0.4%
Brookfield Renewable Corp., Class A	16,993	659,498
Clearway Energy, Inc., Class A	7,428	209,470
Sunnova Energy International, Inc.(a)	20,164	664,202

		1,533,170

Insurance — 2.9%
Athene Holding Ltd., Class A(a)	6,414	441,732
Crawford & Co., Class A	2,123	19,043
Erie Indemnity Co., Class A	3,721	663,901
Everest Re Group Ltd.	10,212	2,560,965
First American Financial Corp.	7,475	501,199
Hanover Insurance Group, Inc.	31,496	4,082,512
Investors Title Co.	140	25,564
Reinsurance Group of America, Inc.	11,758	1,308,195
Trupanion, Inc.(a)	14,111	1,096,001

		10,699,112

Interactive Media & Services — 0.6%
Bumble, Inc., Class A(a)	4,194	209,616
Eventbrite, Inc., Class A(a)	2,136	40,392

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
Liberty TripAdvisor Holdings, Inc., Class A(a)	8,568	$26,475
TripAdvisor, Inc.(a)	27,474	929,995
Zillow Group, Inc., Class A(a)	2,807	248,644
Zillow Group, Inc., Class C(a)	7,028	619,448

		2,074,570

Internet & Direct Marketing Retail — 0.8%
1-800-Flowers.com, Inc., Class A(a)	19,242	587,074
Lands’ End, Inc.(a)	6,053	142,488
Overstock.com, Inc.(a)	12,208	951,247
Stamps.com, Inc.(a)	971	320,226
Stitch Fix, Inc., Class A(a)	23,335	932,233

		2,933,268

IT Services — 2.5%
Cloudflare, Inc., Class A(a)	5,788	652,018
Concentrix Corp.(a)	1,218	215,586
Conduent, Inc.(a)	134,973	889,472
CSG Systems International, Inc.	1,227	59,141
Genpact Ltd.	74,258	3,527,998
Jack Henry & Associates, Inc.	6,489	1,064,585
LiveRamp Holdings, Inc.(a)	16,492	778,917
MongoDB, Inc.(a)	2,206	1,040,151
Paymentus Holdings, Inc., Class A(a)	12,318	303,516
StoneCo Ltd., Class A(a)	10,182	353,519
Western Union Co.	5,966	120,633
Wix.com Ltd.(a)	739	144,822

		9,150,358

Leisure Products — 0.4%
Malibu Boats, Inc., Class A(a)	947	66,271
YETI Holdings, Inc.(a)	17,435	1,494,005

		1,560,276

Life Sciences Tools & Services — 4.1%
Adaptive Biotechnologies Corp.(a)	7,476	254,109
Bruker Corp.	53,837	4,204,670
Medpace Holdings, Inc.(a)	8,407	1,591,277
NeoGenomics, Inc.(a)	16,710	806,090
Personalis, Inc.(a)	2,326	44,752
PPD, Inc.(a)	35,207	1,647,336
Repligen Corp.(a)	15,339	4,432,818
Syneos Health, Inc.(a)	19,611	1,715,570

		14,696,622

Machinery — 3.8%
AGCO Corp.	20,674	2,533,185
Altra Industrial Motion Corp.	541	29,944
Graco, Inc.	19,626	1,373,231
Hurco Cos., Inc.	1,727	55,713
Manitowoc Co., Inc.(a)	11,899	254,876
Pentair PLC	22,979	1,668,965
Snap-on, Inc.	21,888	4,573,498
Timken Co.	51,916	3,396,345

		13,885,757

Media — 0.5%
Cardlytics, Inc.(a)	13,213	1,109,099
comScore, Inc.(a)	12,160	47,424
Discovery, Inc., Class A(a)	1,272	32,283
Entravision Communications Corp., Class A	6,891	48,926
EW Scripps Co., Class A	3,306	59,707
Hemisphere Media Group, Inc.(a)	2,895	35,261
Meredith Corp.(a)	5,924	329,967

		1,662,667

Security	Shares	Value

Metals & Mining — 1.8%
Materion Corp.	2,610	$179,150
Reliance Steel & Aluminum Co.	31,856	4,536,932
Ryerson Holding Corp.	8,690	193,526
Schnitzer Steel Industries, Inc., Class A	26,156	1,145,894
Steel Dynamics, Inc.	9,853	576,204

		6,631,706

Mortgage Real Estate Investment Trusts (REITs) — 0.6%
Arbor Realty Trust, Inc.	9,166	169,846
Blackstone Mortgage Trust, Inc., Class A	40,695	1,233,872
Ellington Financial, Inc.	45,513	832,433

		2,236,151

Multiline Retail — 0.3%
Franchise Group, Inc.	4,095	145,004
Kohl’s Corp.	15,245	717,887
Nordstrom, Inc.(a)	6,232	164,836

		1,027,727

Multi-Utilities — 0.4%
NiSource, Inc.	39,380	954,177
NorthWestern Corp.	6,530	374,169

		1,328,346

Oil, Gas & Consumable Fuels — 2.9%
Antero Midstream Corp.	27,834	290,030
Antero Resources Corp.(a)	5,634	105,976
Ardmore Shipping Corp.(a)	9,801	40,674
Brigham Minerals, Inc., Class A	27,868	533,951
Callon Petroleum Co.(a)	2,735	134,234
Chesapeake Energy Corp.	6,999	431,068
Clean Energy Fuels Corp.(a)	50,792	413,955
Continental Resources, Inc.	26,486	1,222,329
Delek U.S. Holdings, Inc.	18,983	341,124
Devon Energy Corp.	8,837	313,802
EOG Resources, Inc.	16,428	1,318,676
EQT Corp.(a)	10,335	211,454
Extraction Oil & Gas, Inc.(a)	4,608	260,122
Falcon Minerals Corp.	39,292	184,672
Navigator Holdings Ltd.(a)	4,818	42,880
PBF Energy, Inc., Class A(a)	43,046	558,307
Penn Virginia Corp.(a)	6,234	166,261
Phillips 66	31,099	2,177,863
Scorpio Tankers, Inc.	14,553	269,813
SM Energy Co.	6,930	182,813
Targa Resources Corp.	2,482	122,139
Texas Pacific Land Corp.	329	397,879
Valero Energy Corp.	10,348	730,258
Vertex Energy, Inc.(a)	25,482	133,526

		10,583,806

Personal Products — 0.3%
Herbalife Nutrition Ltd.(a)	17,337	734,742
Medifast, Inc.	2,174	418,799
Nature’s Sunshine Products, Inc.	2,994	43,862

		1,197,403

Pharmaceuticals — 0.5%
Aclaris Therapeutics, Inc.(a)	6,060	109,080
Cassava Sciences, Inc.(a)(b)	3,007	186,675
Nektar Therapeutics(a)	55,204	991,464
Perrigo Co. PLC	11,568	547,513
Revance Therapeutics, Inc.(a)	1,083	30,172
Zogenix, Inc.(a)	3,836	58,269

		1,923,173

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) September 30, 2021	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services — 2.0%
Franklin Covey Co.(a)	4,726	$192,774
Insperity, Inc.	20,987	2,324,100
Kelly Services, Inc., Class A	13,821	260,940
Kforce, Inc.	7,625	454,755
Mistras Group, Inc.(a)	18,110	183,998
Robert Half International, Inc.	28,470	2,856,395
TriNet Group, Inc.(a)	10,763	1,017,965

		7,290,927

Real Estate Management & Development — 0.5%
Altisource Portfolio Solutions SA(a)	5,419	53,540
Kennedy-Wilson Holdings, Inc.	5,704	119,328
Marcus & Millichap, Inc.(a)	10,105	410,465
Newmark Group, Inc., Class A	27,433	392,566
Opendoor Technologies, Inc.(a)	5,970	122,564
Realogy Holdings Corp.(a)	40,943	718,140

		1,816,603

Road & Rail — 1.8%
Covenant Logistics Group, Inc.(a)	6,407	177,154
Landstar System, Inc.	3,194	504,077
Ryder System, Inc.	43,816	3,624,021
Schneider National, Inc., Class B	92,940	2,113,456
Werner Enterprises, Inc.	4,964	219,756

		6,638,464

Semiconductors & Semiconductor Equipment — 3.8%
Ambarella, Inc.(a)	6,556	1,021,031
Cirrus Logic, Inc.(a)	3,347	275,625
Cree, Inc.(a)	943	76,128
Enphase Energy, Inc.(a)	7,741	1,160,918
First Solar, Inc.(a)	1,291	123,239
Ichor Holdings Ltd.(a)	18,987	780,176
Lattice Semiconductor Corp.(a)	47,101	3,045,080
Monolithic Power Systems, Inc.	356	172,546
Power Integrations, Inc.	8,013	793,207
Silicon Laboratories, Inc.(a)	30,520	4,277,683
SunPower Corp.(a)	14,814	335,982
Ultra Clean Holdings, Inc.(a)	8,465	360,609
Universal Display Corp.	7,417	1,268,010

		13,690,234

Software — 8.4%
ACI Worldwide, Inc.(a)	25,886	795,477
Alarm.com Holdings, Inc.(a)	3,314	259,122
Alteryx, Inc., Class A(a)	4,452	325,441
Appian Corp.(a)	5,499	508,712
Box, Inc., Class A(a)	31,285	740,516
Elastic NV(a)	5,042	751,208
EngageSmart, Inc.(a)	4,758	162,057
Everbridge, Inc.(a)	11,688	1,765,356
Freshworks, Inc., Class A(a)	6,488	276,973
HubSpot, Inc.(a)	4,844	3,274,980
LivePerson, Inc.(a)	42,914	2,529,780
Manhattan Associates, Inc.(a)	17,305	2,648,184
Medallia, Inc.(a)	6,160	208,639
Mimecast Ltd.(a)	695	44,202
Olo, Inc., Class A(a)	2,896	86,967
PagerDuty, Inc.(a)	79,077	3,275,369
Paylocity Holding Corp.(a)	4,529	1,269,932
Progress Software Corp.	21,835	1,074,064
PROS Holdings, Inc.(a)	3,264	115,807
Riskified Ltd., Class A(a)	4,977	113,525
Sailpoint Technologies Holdings, Inc.(a)	13,623	584,154
SentinelOne, Inc., Class A(a)	10,244	548,771

Security	Shares	Value

Software (continued)
Sprout Social, Inc., Class A(a)	2,259	$275,485
Tenable Holdings, Inc.(a)	23,438	1,081,429
Varonis Systems, Inc.(a)	49,285	2,998,992
Workiva, Inc.(a)	9,237	1,302,048
Yext, Inc.(a)	9,203	110,712
Zendesk, Inc.(a)	27,968	3,255,196

		30,383,098

Specialty Retail — 3.2%
Aaron’s Co., Inc.	1,562	43,018
American Eagle Outfitters, Inc.	73,506	1,896,455
Asbury Automotive Group, Inc.(a)	801	157,589
Conn’s, Inc.(a)	20,570	469,613
Designer Brands, Inc., Class A(a)	12,269	170,907
Dick’s Sporting Goods, Inc.	18,082	2,165,681
Express, Inc.(a)	7,045	33,252
Group 1 Automotive, Inc.	1,405	263,971
Lithia Motors, Inc.	7,711	2,444,695
MarineMax, Inc.(a)	25,308	1,227,944
National Vision Holdings, Inc.(a)	24,474	1,389,389
Penske Automotive Group, Inc.	3,804	382,682
Rent-A-Center, Inc.	3,701	208,033
Shift Technologies, Inc.(a)	11,441	79,401
Signet Jewelers Ltd.	2,182	172,291
Sonic Automotive, Inc., Class A	1,739	91,367
Urban Outfitters, Inc.(a)	2,695	80,015
Williams-Sonoma, Inc.	1,038	184,069

		11,460,372

Technology Hardware, Storage & Peripherals — 0.4%
Pure Storage, Inc., Class A(a)	59,273	1,491,309

Textiles, Apparel & Luxury Goods — 1.4%
Deckers Outdoor Corp.(a)	4,953	1,784,071
Fossil Group, Inc.(a)	2,887	34,211
On Holding AG, Class A(a)	10,485	315,913
Skechers USA, Inc., Class A(a)	69,804	2,940,144
Unifi, Inc.(a)	3,146	68,992

		5,143,331

Thrifts & Mortgage Finance — 1.2%
Essent Group Ltd.	6,407	281,972
Federal Agricultural Mortgage Corp., Class C	12,323	1,337,292
Flagstar Bancorp, Inc.	2,792	141,778
Merchants Bancorp	1,346	53,127
New York Community Bancorp, Inc.	43,139	555,199
Radian Group, Inc.	25,260	573,907
Southern Missouri Bancorp, Inc.	779	34,969
Walker & Dunlop, Inc.	6,189	702,452
Washington Federal, Inc.	15,233	522,644
Western New England Bancorp, Inc.	15,317	130,654

		4,333,994

Trading Companies & Distributors — 1.3%
GMS, Inc.(a)	810	35,478
MRC Global, Inc.(a)	10,709	78,604
SiteOne Landscape Supply, Inc.(a)	22,843	4,556,493
Triton International Ltd.	3,639	189,374

		4,859,949

Wireless Telecommunication Services — 0.1%
United States Cellular Corp.(a)	9,461	301,711

Total Long-Term Investments — 99.0% (Cost: $355,732,513)		359,044,999

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BlackRock Advantage SMID Cap Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities(c)(d)

Money Market Funds — 1.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%	3,767,300	$3,767,300
SL Liquidity Series, LLC, Money Market Series, 0.13%(e)	516,071	516,225

Total Short-Term Securities — 1.2% (Cost: $4,283,525)		4,283,525

Total Investments — 100.2% (Cost: $360,016,038)		363,328,524

Liabilities in Excess of Other Assets — (0.2)%		(667,918)

Net Assets — 100.0%		$362,660,606

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended September 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/21	Shares Held at 09/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$11,210,927	$—	$(7,443,627	)(a)	$—	$—	$3,767,300	3,767,300	$260		$—
SL Liquidity Series, LLC, Money Market Series	537,172	—	(20,947	)(a)	—	—	516,225	516,071	3,357	(b)	—

					$—	$—	$4,283,525		$3,617		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	18	12/17/21	$ 3,868	$(135,018)

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) September 30, 2021	BlackRock Advantage SMID Cap Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation(a)	$—	$—	$135,018	$—	$—	$—	$135,018

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended September 30, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$895,554	$—	$—	$—	$895,554

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(237,388)	$—	$—	$—	$(237,388)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts Average notional value of contracts — long	$3,649,428

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$359,044,999	$—	$—	$359,044,999
Short-Term Securities
Money Market Funds	3,767,300	—	—	3,767,300

	$362,812,299	$—	$—	362,812,299

Investments valued at NAV(a)				516,225

				$363,328,524

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(135,018)	$—	$—	$(135,018)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

September 30, 2021

BlackRock Advantage SMID Cap Fund, Inc.

ASSETS
Investments at value — unaffiliated(a)(b)	$359,044,999
Investments at value — affiliated(c)	4,283,525
Cash	21,748
Cash pledged for futures contracts	210,000
Receivables:
Investments sold	3,641,254
Securities lending income — affiliated	893
Capital shares sold	136,233
Dividends — affiliated	17
Dividends — unaffiliated	309,883
From the Manager	20,480
Prepaid expenses	59,077

Total assets	367,728,109

LIABILITIES
Collateral on securities loaned at value	516,226
Payables:
Investments purchased	3,734,038
Administration fees	13,014
Capital shares redeemed	443,016
Investment advisory fees	79,512
Directors’ and Officer’s fees	2,270
Other accrued expenses	174,117
Other affiliate fees	163
Service and distribution fees	58,347
Variation margin on futures contracts	46,800

Total liabilities	5,067,503

NET ASSETS	$362,660,606

NET ASSETS CONSIST OF
Paid-in capital	$343,168,446
Accumulated earnings	19,492,160

NET ASSETS	$362,660,606

(a) Investments, at cost — unaffiliated	$355,732,513
(b) Securities loaned, at value	$499,298
(c) Investments, at cost — affiliated	$4,283,525

F I N A N C I A L S T A T E M E N T S	15

Statement of Assets and Liabilities (unaudited) (continued)

September 30, 2021

BlackRock Advantage SMID Cap Fund, Inc.

NET ASSET VALUE

Institutional
Net assets	$96,220,130

Shares outstanding	3,472,470

Net asset value	$27.71

Shares authorized	100 million

Par value	$0.10

Investor A
Net assets	$244,654,314

Shares outstanding	9,431,822

Net asset value	$25.94

Shares authorized	100 million

Par value	$0.10

Investor C
Net assets	$4,066,344

Shares outstanding	326,579

Net asset value	$12.45

Shares authorized	100 million

Par value	$0.10

Class K
Net assets	$12,032,017

Shares outstanding	434,454

Net asset value	$27.69

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$5,687,801

Shares outstanding	365,335

Net asset value	$15.57

Shares authorized	100 million

Par value	$0.10

See notes to financial statements.

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)

Six Months Ended September 30, 2021

BlackRock Advantage SMID Cap Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$2,441,640
Dividends — affiliated	260
Securities lending income — affiliated — net	3,357
Foreign taxes withheld	(3,074)

Total investment income	2,442,183

EXPENSES
Investment advisory	929,312
Service and distribution — class specific	357,290
Transfer agent — class specific	216,293
Administration	78,991
Professional	51,420
Registration	45,507
Administration — class specific	37,179
Printing and postage	28,654
Accounting services	28,069
Custodian	26,514
Directors and Officer	3,290
Miscellaneous	11,440

Total expenses	1,813,959
Less:
Fees waived and/or reimbursed by the Manager	(403,496)
Administration fees waived — class specific	(37,167)
Transfer agent fees waived and/or reimbursed — class specific	(124,375)

Total expenses after fees waived and/or reimbursed	1,248,921

Net investment income	1,193,262

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	15,616,985
Futures contracts	895,554

16,512,539

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(5,709,998)
Futures contracts	(237,388)
Foreign currency translations	(5)

(5,947,391)

Net realized and unrealized gain	10,565,148

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,758,410

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Changes in Net Assets

	BlackRock Advantage SMID Cap Fund, Inc.

	Six Months Ended 09/30/21 (unaudited)	Year Ended 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,193,262	$2,835,282
Net realized gain	16,512,539	119,733,116
Net change in unrealized appreciation (depreciation)	(5,947,391)	30,164,772

Net increase in net assets resulting from operations	11,758,410	152,733,170

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(26,669,653)	(4,624,873)
Investor A	(71,942,465)	(11,652,714)
Investor C	(1,917,419)	(247,076)
Class K	(635,002)	(104,502)
Class R	(2,301,693)	(371,011)

Decrease in net assets resulting from distributions to shareholders	(103,466,232)	(17,000,176)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	78,893,024	(51,749,196)

NET ASSETS
Total increase (decrease) in net assets	(12,814,798)	83,983,798
Beginning of period	375,475,404	291,491,606

End of period	$362,660,606	$375,475,404

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc.

	Institutional

	Six Months Ended 09/30/21 (unaudited)
			Year Ended March 31,
			2021		2020		2019		2018		2017

Net asset value, beginning of period	$36.31		$24.09		$27.40		$32.34		$34.88		$29.38

Net investment income(a)	0.12		0.33		0.41		0.40		0.17	(b)	0.06	(c)
Net realized and unrealized gain (loss)	0.91		13.54		(2.89)		1.34		2.66		6.62

Net increase (decrease) from investment operations	1.03		13.87		(2.48)		1.74		2.83		6.68

Distributions(d)
From net investment income		(0.07)	(0.28)		(0.38)		(0.45)		(0.09)		—
From net realized gain		(9.56)	(1.37)		(0.45)		(6.23)		(5.28)		(1.18)

Total distributions		(9.63)	(1.65)		(0.83)		(6.68)		(5.37)		(1.18)

Net asset value, end of period	$27.71		$36.31		$24.09		$27.40		$32.34		$34.88

Total Return(e)
Based on net asset value	3.30	%(f)	58.11%		(9.60)%		6.76%		8.48%		22.72%

Ratios to Average Net Assets
Total expenses	0.78	%(g)	0.86	%(h)	0.85	%(i)	0.98	%(i)	1.07	%(j)	0.94	%(j)

Total expenses after fees waived and/or reimbursed	0.48	%(g)	0.48	%(h)	0.48	%(i)	0.48	%(i)	0.92	%(j)	0.94	%(j)

Net investment income	0.83	%(g)	1.03	%(h)	1.44	%(i)	1.48	%(i)	0.52	%(b)(j)	0.19	%(c)(j)

Supplemental Data
Net assets, end of period (000)	$96,220		$103,266		$72,044		$87,248		$113,466		$155,558

Portfolio turnover rate		71%	208	%(k)	123%		142%		147%		68%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(i)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(j)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)

	Investor A

	Six Months Ended 09/30/21 (unaudited)
			Year Ended March 31,
			2021		2020		2019		2018		2017

Net asset value, beginning of period	$34.61		$23.02		$26.22		$31.22		$33.76		$28.55

Net investment income (loss)(a)	0.08		0.24		0.33		0.32		0.08	(b)	(0.03	)(c)
Net realized and unrealized gain (loss)	0.85		12.93		(2.76)		1.30		2.58		6.42

Net increase (decrease) from investment operations	0.93		13.17		(2.43)		1.62		2.66		6.39

Distributions(d)
From net investment income		(0.04)	(0.21)		(0.32)		(0.39)		(0.02)		—
From net realized gain		(9.56)	(1.37)		(0.45)		(6.23)		(5.18)		(1.18)

Total distributions		(9.60)	(1.58)		(0.77)		(6.62)		(5.20)		(1.18)

Net asset value, end of period	$25.94		$34.61		$23.02		$26.22		$31.22		$33.76

Total Return(e)
Based on net asset value	3.16	%(f)	57.69%		(9.79)%		6.52%		8.20%		22.36%

Ratios to Average Net Assets
Total expenses	1.03	%(g)	1.10	%(h)	1.12	%(i)	1.25	%(i)	1.33	%(j)	1.24	%(j)

Total expenses after fees waived and/or reimbursed	0.73	%(g)	0.73	%(h)	0.73	%(i)	0.73	%(i)	1.19	%(j)	1.24	%(j)

Net investment income (loss)	0.58	%(g)	0.78	%(h)	1.19	%(i)	1.24	%(i)	0.23	%(b)(j)	(0.10	)%(c)(j)

Supplemental Data
Net assets, end of period (000)	$244,654		$259,637		$188,164		$279,014		$309,125		$366,669

Portfolio turnover rate		71%	208	%(k)	123%		142%		147%		68%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(i)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(j)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)

	Investor C
	Six Months Ended 09/30/21 (unaudited)
			Year Ended March 31,
			2021		2020		2019		2018		2017

Net asset value, beginning of period	$21.55		$14.52		$16.83		$22.38		$25.28		$21.80

Net investment income (loss)(a)		(0.01)	0.02		0.08		0.08		(0.12	)(b)	(0.22	)(c)
Net realized and unrealized gain (loss)	0.48		8.11		(1.72)		0.83		1.91		4.88

Net increase (decrease) from investment operations	0.47		8.13		(1.64)		0.91		1.79		4.66

Distributions(d)
From net investment income		(0.01)	—		(0.22)		(0.23)		—		—
From net realized gain		(9.56)	(1.10)		(0.45)		(6.23)		(4.69)		(1.18)

Total distributions		(9.57)	(1.10)		(0.67)		(6.46)		(4.69)		(1.18)

Net asset value, end of period	$12.45		$21.55		$14.52		$16.83		$22.38		$25.28

Total Return(e)
Based on net asset value	2.75	%(f)	56.51%		(10.45)%		5.73%		7.35%		21.33%

Ratios to Average Net Assets
Total expenses	1.87	%(g)	1.92	%(h)	1.98	%(i)	2.12	%(i)	2.16	%(j)	2.07	%(j)

Total expenses after fees waived and/or reimbursed	1.48	%(g)	1.48	%(h)	1.48	%(i)	1.48	%(i)	2.00	%(j)	2.07	%(j)

Net investment income (loss)	(0.17	)%(g)	0.13	%(h)	0.44	%(i)	0.46	%(i)	(0.52	)%(b)(j)	(0.93	)%(c)(j)

Supplemental Data
Net assets, end of period (000)	$4,066		$4,322		$21,376		$39,413		$59,781		$130,476

Portfolio turnover rate		71%	208	%(k)	123%		142%		147%		68%

(a)	Based on average shares outstanding.

(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.

(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(f)	Aggregate total return.

(g)	Annualized.

(h)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(i)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.

(j)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

(k)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)

	Class K

	Six Months Ended 09/30/21 (unaudited)								Period from
			Year Ended March 31,						01/25/18	(a)
			2021		2020		2019		to 03/31/18

Net asset value, beginning of period	$36.29		$24.08		$27.38		$32.34		$34.28

Net investment income (loss)(b)	0.15		0.34		0.43		0.42			(0.06)
Net realized and unrealized gain (loss)	0.88		13.54		(2.89)		1.32			(1.88)

Net increase (decrease) from investment operations	1.03		13.88		(2.46)		1.74			(1.94)

Distributions(c)
From net investment income		(0.07)	(0.30)		(0.39)		(0.47)		—
From net realized gain		(9.56)	(1.37)		(0.45)		(6.23)		—

Total distributions		(9.63)	(1.67)		(0.84)		(6.70)		—

Net asset value, end of period	$27.69		$36.29		$24.08		$27.38		$32.34

Total Return(d)
Based on net asset value	3.31	%(e)	58.16%		(9.53)%		6.74%		(5.66	)%(e)

Ratios to Average Net Assets
Total expenses	0.70	%(f)	0.76	%(g)	0.77	%(h)	0.90	%(h)	0.87	%(f)(i)

Total expenses after fees waived and/or reimbursed	0.43	%(f)	0.43	%(g)	0.43	%(h)	0.43	%(h)	0.43	%(f)(i)

Net investment income (loss)	1.09	%(f)	1.08	%(g)	1.49	%(h)	1.53	%(h)	(1.06	)%(f)(i)

Supplemental Data
Net assets, end of period (000)	$12,032		$2,372		$1,549		$2,241		$2,736

Portfolio turnover rate		71%	208	%(j)	123%		142%			147%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.
(i)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(j)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage SMID Cap Fund, Inc. (continued)

	Class R
	Six Months Ended 09/30/21 (unaudited)
			Year Ended March 31,
			2021		2020		2019		2018		2017

Net asset value, beginning of period	$24.56		$16.66		$19.18		$24.61		$27.65		$23.63

Net investment income (loss)(a)	0.03		0.12		0.19		0.19		(0.00	)(b)(c)	(0.11	)(d)
Net realized and unrealized gain (loss)	0.58		9.31		(1.98)		0.95		2.07		5.31

Net increase (decrease) from investment operations	0.61		9.43		(1.79)		1.14		2.07		5.20

Distributions(e)
From net investment income		(0.04)	(0.16)		(0.28)		(0.34)		—		—
From net realized gain		(9.56)	(1.37)		(0.45)		(6.23)		(5.11)		(1.18)

Total distributions		(9.60)	(1.53)		(0.73)		(6.57)		(5.11)		(1.18)

Net asset value, end of period	$15.57		$24.56		$16.66		$19.18		$24.61		$27.65

Total Return(f)
Based on net asset value	3.07	%(g)	57.23%		(10.00)%		6.31%		7.87%		21.97%

Ratios to Average Net Assets
Total expenses	1.41	%(h)	1.40	%(i)	1.41	%(j)	1.54	%(j)	1.60	%(k)	1.55	%(k)

Total expenses after fees waived and/or reimbursed	0.98	%(h)	0.98	%(i)	0.98	%(j)	0.98	%(j)	1.44	%(k)	1.55	%(k)

Net investment income (loss)	0.33	%(h)	0.56	%(i)	0.94	%(j)	0.98	%(j)	(0.01	)%(c)(k)	(0.42	)%(d)(k)

Supplemental Data
Net assets, end of period (000)	$5,688		$5,879		$8,359		$17,433		$22,726		$26,004

Portfolio turnover rate		71%	208	%(l)	123%		142%		147%		68%

(a)	Based on average shares outstanding.

(b)	Amount is greater than $(0.005) per share.

(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.20%, respectively, resulting from a special dividend.

(d)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(f)	Where applicable, assumes the reinvestment of distributions.

(g)	Aggregate total return.

(h)	Annualized.

(i)

From April 1, 2020 through February 28, 2021, the Fund invested in the Master LLC as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.11%.

(j)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.12%.

(k)	Includes the Fund’s share of the Master LLC’s allocated fees waived and expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

(l)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Advantage SMID Cap Fund, Inc. (the “Fund”) (formerly known as BlackRock Advantage U.S. Total Market Fund, Inc.) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

Prior to March 1, 2021, the Fund invested all of its assets in Master Advantage SMID Cap LLC (the “Master LLC”) (formerly known as Master Advantage U.S. Total Market LLC), an affiliate of the Fund, which had the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflected the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund was directly affected by the performance of the Master LLC. As of February 28, 2021, the Fund owned 100% of the Master LLC. For the period April 1, 2020 to February 28, 2021, the Master LLC allocated $3,441,675, $119,292,344, and $24,661,474 from net investment income, net realized gains and net change in unrealized appreciation (depreciation), respectively, to the Fund.

On March 1, 2021, the Fund ceased to invest in the Master LLC as part of a “master-feeder” structure and began to operate as a stand-alone fund. In connection with this change, the Fund entered into a management agreement with BlackRock Advisors, LLC (the “Manager”), the terms of which are substantially the same as the management agreement between the Manager and the Master LLC, including the management fee rate. The Fund received net assets of $372,271,250 which included net unrealized appreciation of $3,621,564 in exchange for its ownership in the Master LLC. The cost basis for the investments received from the Master LLC was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)  (continued)

invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of September 30, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (unaudited)  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2021, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount

Credit Suisse Securities (USA) LLC	$161,408	$(161,408)	$—	$—
State Street Bank & Trust Co.	166,073	(166,073)	—	—
TD Prime Services LLC	171,817	(171,817)	—	—

	$499,298	$(499,298)	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)  (continued)

collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.500%
$1 billion - $1.5 billion	0.475
Greater than $1.5 billion	0.450

Service and Distribution Fees: The Fund entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended September 30, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total

Service and distribution fees — class specific	$ 321,443	$ 21,059	$ 14,788	$ 357,290

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (unaudited)  (continued)

Administration: The Fund entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended September 30, 2021, the Fund paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Administration fees — class specific	$ 10,061	$ 25,716	$ 423	$ 388	$ 591	$ 37,179

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended September 30, 2021, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended September 30, 2021, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Reimbursed amounts	$ 3,475	$ 2,656	$ 488	$ 3	$ 77	$ 6,699

For the six months ended September 30, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Transfer agent fees — class specific	$ 56,690	$ 147,584	$ 4,427	$ 418	$ 7,174	$ 216,293

Other Fees: For the six months ended September 30, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $1,568.

For the six months ended September 30, 2021, affiliates received CDSCs of $374 for Class C Shares.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended September 30, 2021, the amount waived was $569.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended September 30, 2021, there were no fees waived by the Manager pursuant to this arrangement.

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)  (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitations

Institutional	0.48%
Investor A	0.73
Investor C	1.48
Class K	0.43
Class R	0.98

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended September 30, 2021, the Manager waived and/or reimbursed investment advisory fees of $402,927 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the six months ended September 30, 2021, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Administration fees waived — class specific	$ 10,061	$ 25,715	$ 411	$ 388	$ 592	$ 37,167
Transfer agent fees waived and/or reimbursed — class specific	31,551	83,430	3,281	418	5,695	124,375

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, the Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 77% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended September 30, 2021, the Fund paid BIM $935 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended September 30, 2021, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (unaudited)  (continued)

7.	PURCHASES AND SALES

For the six months ended September 30, 2021, purchases and sales of investments, excluding short-term investments, were $261,666,119 and $276,279,102, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of September 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$361,310,968

Gross unrealized appreciation	$27,277,305
Gross unrealized depreciation	(25,394,767)

Net unrealized appreciation (depreciation)	$1,882,538

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended September 30, 2021, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)  (continued)

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 09/30/21		Year Ended 03/31/21

Share Class	Shares	Amounts	Shares	Amounts

Institutional
Shares sold	143,467	$4,031,725	253,870	$8,000,129
Shares issued in reinvestment of distributions	861,135	23,440,103	119,827	4,043,705
Shares redeemed	(376,330)	(11,239,418)	(519,691)	(16,219,893)

	628,272	$16,232,410	(145,994)	$(4,176,059)

Investor A
Shares sold and automatic conversion of shares	236,147	$6,245,277	859,423	$25,837,122
Shares issued in reinvestment of distributions	2,583,160	65,896,397	330,812	10,661,900
Shares redeemed	(890,182)	(23,513,210)	(1,861,664)	(55,323,150)

	1,929,125	$48,628,464	(671,429)	$(18,824,128)

Investor C
Shares sold	59,041	$750,823	131,548	$2,443,287
Shares issued in reinvestment of distributions	153,849	1,890,801	12,558	252,531
Shares redeemed and automatic conversion of shares	(86,894)	(1,095,061)	(1,415,905)	(26,109,534)

	125,996	$1,546,563	(1,271,799)	$(23,413,716)

Class K
Shares sold	359,884	$10,326,054	10,737	$336,862
Shares issued in reinvestment of distributions	23,346	635,002	3,099	104,502
Shares redeemed	(14,146)	(398,043)	(12,775)	(411,911)

	369,084	$10,563,013	1,061	$29,453

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (unaudited)  (continued)

	Six Months Ended 09/30/21		Year Ended 03/31/21

Share Class	Shares	Amounts	Shares	Amounts

Class R
Shares sold	30,378	$488,850	42,825	$941,957
Shares issued in reinvestment of distributions	150,141	2,301,654	16,199	370,966
Shares redeemed	(54,494)	(867,930)	(321,487)	(6,677,669)

	126,025	$1,922,574	(262,463)	$(5,364,746)

	3,178,502	$78,893,024	(2,350,624)	$(51,749,196)

12. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Advantage SMID Cap Fund, Inc. (the “Fund”) met on April 7, 2021 (the “April Meeting”) and May 10-12, 2021 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members whom are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The members of the Board gave attention to all of the information that was furnished, and each Board Member placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	33

Disclosure of Investment Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the first quartile against its Performance Peers. The Board noted that effective February 9, 2021, the Fund had undergone a change in its investment strategy and changed its name from BlackRock Advantage U.S. Total Market Fund to BlackRock Advantage SMID Cap Fund, Inc.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board also noted that BlackRock proposed, and the Board agreed to, a lower administration fee rate. This reduction was implemented on March 1, 2021. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	35

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	37

Glossary of Terms Used in this Report

Portfolio Abbreviation
S&P	Standard & Poor’s

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

VO-9/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

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(a)(4) Not Applicable

(b) Section 906 Certifications are attached

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Advantage SMID Cap Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage SMID Cap Fund, Inc.

Date: December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Advantage SMID Cap Fund, Inc.

Date: December 3, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Advantage SMID Cap Fund, Inc.

Date: December 3, 2021

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